Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR THIRD QUARTER 2023

•Diluted EPS of $0.65; $0.70, as adjusted
•Operating margin of 33.0%; 35.5%, as adjusted
•Ending AUM of $75.2 billion; average AUM of $80.0 billion
•Net outflows of $47 million

NEW YORK, NY, October 18, 2023—Cohen & Steers, Inc. (NYSE: CNS) today reported its results for the quarter ended September 30, 2023.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended
	September 30, 2023	June 30, 2023	$ Change	% Change
U.S. GAAP
Revenue	$123,737	$120,630	$3,107	2.6%
Expenses	$82,866	$79,789	$3,077	3.9%
Operating income	$40,871	$40,841	$30	0.1%
Non-operating income (loss) (1)	$(5,159)	$2,650	$(7,809)	*
Net income attributable to common stockholders	$32,140	$31,778	$362	1.1%
Diluted earnings per share	$0.65	$0.64	$0.01	0.8%
Operating margin	33.0%	33.9%	N/A	(90 bps)

As Adjusted (2)
Net income attributable to common stockholders	$34,772	$34,742	$30	0.1%
Diluted earnings per share	$0.70	$0.70	$—	—%
Operating margin	35.5%	36.4%	N/A	(90 bps)
_________________________
(1)Included amounts attributable to third-party interests in consolidated investment vehicles. Refer to non-operating income (loss) tables on page 3 for additional detail.
(2)Refer to pages 18-19 for reconciliations of U.S. GAAP to as adjusted results.

Revenue

(in thousands)	Three Months Ended
	September 30, 2023	June 30, 2023	$ Change	% Change
Investment advisory and administration fees:
Open-end funds	$60,239	$59,062	$1,177	2.0%
Institutional accounts	31,845	30,166	$1,679	5.6%
Closed-end funds	24,142	23,890	$252	1.1%
Total	116,226	113,118	$3,108	2.7%
Distribution and service fees	7,014	6,977	$37	0.5%
Other	497	535	$(38)	(7.1%)
Total revenue	$123,737	$120,630	$3,107	2.6%

•The increase in total investment advisory and administration fees from the second quarter of 2023 was primarily due to the recognition of performance fees from certain institutional accounts of $1.2 million, as well as one additional day in the quarter.

Expenses

(in thousands)	Three Months Ended
	September 30, 2023	June 30, 2023	$ Change	% Change
Employee compensation and benefits	$52,830	$48,893	$3,937	8.1%
Distribution and service fees	13,689	13,329	$360	2.7%
General and administrative	15,546	16,728	$(1,182)	(7.1%)
Depreciation and amortization	801	839	$(38)	(4.5%)
Total expenses	$82,866	$79,789	$3,077	3.9%

•Employee compensation and benefits increased from the second quarter of 2023, primarily due to an increase in incentive compensation of $5.4 million, partially offset by lower severance costs of $1.6 million; and
•General and administrative expenses decreased from the second quarter of 2023, primarily due to lower than projected costs related to the company’s newly implemented trading and order management system of $1.4 million as well as a reduction in recruitment fees of $375,000, partially offset by increases in business related travel and hosted conferences of $724,000.

Operating Margin
Operating margin was 33.0% for the third quarter of 2023, compared with 33.9% for the second quarter of 2023. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

(in thousands)	Three Months Ended
	September 30, 2023
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other		Total
Interest and dividend income—net	$705	$822	$2,236		$3,763
Gain (loss) from investments—net	(11,436)	(767)	2,147	(1)	(10,056)
Foreign currency gain (loss)—net	(119)	(19)	1,272	(2)	1,134
Total non-operating income (loss)	(10,850)	36	5,655		(5,159)
Net (income) loss attributable to noncontrolling interests	6,971	—	—		6,971
Non-operating income (loss) attributable to the company	$(3,879)	$36	$5,655		$1,812
_________________________
(1)Comprised primarily of gain (loss) on derivative contracts, which are utilized to economically hedge a portion of the market risk of the company's seed investments included in both Consolidated Investment Vehicles and Corporate Seed Investments.
(2)Comprised primarily of net foreign currency exchange gain (loss) associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.

(in thousands)	Three Months Ended
	June 30, 2023
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other		Total
Interest and dividend income—net	$1,050	$939	$1,439		$3,428
Gain (loss) from investments—net	13	25	318	(1)	356
Foreign currency gain (loss)—net	(88)	1	(1,047)	(2)	(1,134)
Total non-operating income (loss)	975	965	710		2,650
Net (income) loss attributable to noncontrolling interests	(727)	—	—		(727)
Non-operating income (loss) attributable to the company	$248	$965	$710		$1,923
_________________________
(1)Comprised primarily of gain (loss) on derivative contracts, which are utilized to economically hedge a portion of the market risk of the company's seed investments included in both Consolidated Investment Vehicles and Corporate Seed Investments.
(2)Comprised primarily of net foreign currency exchange gain (loss) associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.

Income Taxes
A reconciliation of the company’s statutory federal income tax rate and the effective income tax rate is summarized in the following table:

	Three Months Ended
	September 30, 2023	June 30, 2023
U.S. statutory tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	3.1	3.1
Non-deductible executive compensation	1.5	1.4
Other	(0.9)	0.2
Effective income tax rate	24.7%	25.7%

Assets Under Management

(in millions)	As of		Change
	September 30, 2023	June 30, 2023	$	%
By Investment Vehicle
Open-end funds	$33,671	$36,209	$(2,538)	(7.0%)
Institutional accounts	31,216	33,275	$(2,059)	(6.2%)
Closed-end funds	10,271	10,929	$(658)	(6.0%)
Total	$75,158	$80,413	$(5,255)	(6.5%)

By Investment Strategy
U.S. real estate	$33,719	$36,948	$(3,229)	(8.7%)
Preferred securities	17,561	18,009	$(448)	(2.5%)
Global/international real estate	14,103	14,838	$(735)	(5.0%)
Global listed infrastructure	7,582	8,379	$(797)	(9.5%)
Other	2,193	2,239	$(46)	(2.1%)
Total	$75,158	$80,413	$(5,255)	(6.5%)

Assets under management at September 30, 2023 were $75.2 billion, a decrease of 6.5% from $80.4 billion at June 30, 2023. The decrease was due to net outflows of $47 million, market depreciation of $4.6 billion and distributions of $604 million.
Open-end Funds
Assets under management in open-end funds at September 30, 2023 were $33.7 billion, a decrease of 7.0% from $36.2 billion at June 30, 2023. The decrease was primarily due to the following:
•Net outflows of $207 million from preferred securities and $105 million from real assets multi-strategy (included in "Other" in the Assets under Management - By Investment Strategy table);
•Market depreciation of $1.7 billion from U.S. real estate; and
•Distributions of $132 million from preferred securities and $127 million from U.S. real estate. Of these distributions, $219 million was reinvested and included in net flows.
Institutional Accounts
Assets under management in institutional accounts at September 30, 2023 were $31.2 billion, a decrease of 6.2% from $33.3 billion at June 30, 2023. The decrease was primarily due to the following:
•Advisory:
◦Net inflows of $244 million into global/international real estate and $86 million into U.S. real estate, partially offset by net outflows of $112 million from preferred securities; and
◦Market depreciation of $444 million from global/international real estate, $412 million from U.S. real estate and $262 million from global listed infrastructure.
•Japan subadvisory:
◦Market depreciation of $549 million from U.S. real estate; and
◦Distributions of $180 million from U.S. real estate.

•Subadvisory excluding Japan:
◦Net inflows of $116 million from real assets multi-strategy (included in "Other" in the Assets under Management - By Investment Strategy table); and
◦Market depreciation of $187 million from global/international real estate, $99 million from global listed infrastructure and $95 million from U.S. real estate.
Closed-end Funds
Assets under management in closed-end funds at September 30, 2023 were $10.3 billion, a decrease of 6.0% from $10.9 billion at June 30, 2023. The decrease was primarily due to market depreciation of $506 million and distributions of $154 million.

Investment Performance at September 30, 2023
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2023 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at September 30, 2023. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of September 30, 2023, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $279.9 million, compared with $257.9 million as of June 30, 2023. As of September 30, 2023, stockholders' equity was $366.6 million, compared with $353.2 million as of June 30, 2023.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, October 19, 2023 at 10:00 a.m. (ET) to discuss the company's third quarter results. Investors and analysts can access the live conference call by dialing 888-300-4150 (U.S.) or +1-646-970-1530 (international); passcode: 4855092. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Earnings Archive.”
A replay of the call will be available for two weeks starting approximately two hours after the conference call concludes on October 19, 2023 and can be accessed at 800-770-2030 (U.S.) or +1-647-362-9199 (international); passcode: 4855092. Internet access to the webcast, which includes audio (listen-only), will be available on the company’s website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong, Tokyo and Singapore.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2022 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2023	June 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022
Revenue:
Investment advisory and administration fees	$116,226	$113,118	$130,885
Distribution and service fees	7,014	6,977	8,557
Other	497	535	509
Total revenue	123,737	120,630	139,951	2.6%	(11.6%)
Expenses:
Employee compensation and benefits	52,830	48,893	51,669
Distribution and service fees	13,689	13,329	16,418
General and administrative	15,546	16,728	13,548
Depreciation and amortization	801	839	1,135
Total expenses	82,866	79,789	82,770	3.9%	0.1%
Operating income	40,871	40,841	57,181	0.1%	(28.5%)
Non-operating income (loss):
Interest and dividend income—net	3,763	3,428	1,541
Gain (loss) from investments—net	(10,056)	356	(5,920)
Foreign currency gain (loss)—net	1,134	(1,134)	2,405
Total non-operating income (loss)	(5,159)	2,650	(1,974)	*	*
Income before provision for income taxes	35,712	43,491	55,207	(17.9%)	(35.3%)
Provision for income taxes	10,543	10,986	15,593
Net income	25,169	32,505	39,614	(22.6%)	(36.5%)
Net (income) loss attributable to noncontrolling interests	6,971	(727)	4,956
Net income attributable to common stockholders	$32,140	$31,778	$44,570	1.1%	(27.9%)

Earnings per share attributable to common stockholders:
Basic	$0.65	$0.64	$0.91	1.1%	(28.7%)
Diluted	$0.65	$0.64	$0.90	0.8%	(28.3%)

Weighted average shares outstanding:
Basic	49,351	49,315	48,815
Diluted	49,617	49,463	49,317
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2023	September 30, 2022	% Change
Revenue:
Investment advisory and administration fees	$347,378	$412,209
Distribution and service fees	21,553	27,431
Other	1,518	1,931
Total revenue	370,449	441,571	(16.1%)
Expenses:
Employee compensation and benefits	150,580	160,269
Distribution and service fees	41,234	68,605
General and administrative	49,396	40,296
Depreciation and amortization	2,628	3,235
Total expenses	243,838	272,405	(10.5%)
Operating income	126,611	169,166	(25.2%)
Non-operating income (loss):
Interest and dividend income—net	10,407	4,326
Gain (loss) from investments—net	(10,008)	(30,926)
Foreign currency gain (loss)—net	(1,276)	4,734
Total non-operating income (loss)	(877)	(21,866)	96.0%
Income before provision for income taxes	125,734	147,300	(14.6%)
Provision for income taxes	31,762	34,696
Net income	93,972	112,604	(16.5%)
Net (income) loss attributable to noncontrolling interests	5,260	25,940
Net income attributable to common stockholders	$99,232	$138,544	(28.4%)

Earnings per share attributable to common stockholders:
Basic	$2.01	$2.84	(29.1%)
Diluted	$2.00	$2.81	(28.7%)

Weighted average shares outstanding:
Basic	49,289	48,765
Diluted	49,495	49,287

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	September 30, 2023	June 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022
Open-end Funds
Assets under management, beginning of period	$36,209	$36,427	$41,583
Inflows	2,412	2,782	4,019
Outflows	(2,772)	(3,290)	(4,751)
Net inflows (outflows)	(360)	(508)	(732)
Market appreciation (depreciation)	(1,916)	794	(3,212)
Distributions	(262)	(344)	(293)
Transfers	—	(160)	—
Total increase (decrease)	(2,538)	(218)	(4,237)
Assets under management, end of period	$33,671	$36,209	$37,346	(7.0%)	(9.8%)
Percentage of total assets under management	44.8%	45.0%	47.2%
Average assets under management	$35,878	$35,911	$42,322	(0.1%)	(15.2%)

Institutional Accounts
Assets under management, beginning of period	$33,275	$32,604	$34,506
Inflows	925	670	1,374
Outflows	(614)	(676)	(1,251)
Net inflows (outflows)	311	(6)	123
Market appreciation (depreciation)	(2,182)	776	(3,527)
Distributions	(188)	(259)	(235)
Transfers	—	160	—
Total increase (decrease)	(2,059)	671	(3,639)
Assets under management, end of period	$31,216	$33,275	$30,867	(6.2%)	1.1%
Percentage of total assets under management	41.5%	41.4%	39.0%
Average assets under management	$33,304	$32,682	$35,396	1.9%	(5.9%)

Closed-end Funds
Assets under management, beginning of period	$10,929	$10,874	$11,773
Inflows	3	2	11
Outflows	(1)	—	—
Net inflows (outflows)	2	2	11
Market appreciation (depreciation)	(506)	207	(647)
Distributions	(154)	(154)	(152)
Total increase (decrease)	(658)	55	(788)
Assets under management, end of period	$10,271	$10,929	$10,985	(6.0%)	(6.5%)
Percentage of total assets under management	13.7%	13.6%	13.9%
Average assets under management	$10,784	$10,813	$12,025	(0.3%)	(10.3%)

Total
Assets under management, beginning of period	$80,413	$79,905	$87,862
Inflows	3,340	3,454	5,404
Outflows	(3,387)	(3,966)	(6,002)
Net inflows (outflows)	(47)	(512)	(598)
Market appreciation (depreciation)	(4,604)	1,777	(7,386)
Distributions	(604)	(757)	(680)
Total increase (decrease)	(5,255)	508	(8,664)
Assets under management, end of period	$75,158	$80,413	$79,198	(6.5%)	(5.1%)
Average assets under management	$79,966	$79,406	$89,743	0.7%	(10.9%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Nine Months Ended
	September 30, 2023	September 30, 2022	% Change
Open-end Funds
Assets under management, beginning of period	$36,903	$50,911
Inflows	8,668	13,764
Outflows	(9,841)	(14,532)
Net inflows (outflows)	(1,173)	(768)
Market appreciation (depreciation)	(1,012)	(11,601)
Distributions	(887)	(1,196)
Transfers	(160)	—
Total increase (decrease)	(3,232)	(13,565)
Assets under management, end of period	$33,671	$37,346	(9.8%)
Percentage of total assets under management	44.8%	47.2%
Average assets under management	$36,739	$45,174	(18.7%)

Institutional Accounts
Assets under management, beginning of period	$32,373	$42,727
Inflows	2,310	4,693
Outflows	(2,123)	(5,051)
Net inflows (outflows)	187	(358)
Market appreciation (depreciation)	(798)	(10,754)
Distributions	(706)	(748)
Transfers	160	—
Total increase (decrease)	(1,157)	(11,860)
Assets under management, end of period	$31,216	$30,867	1.1%
Percentage of total assets under management	41.5%	39.0%
Average assets under management	$33,136	$37,823	(12.4%)

Closed-end Funds
Assets under management, beginning of period	$11,149	$12,991
Inflows	16	567
Outflows	(86)	—
Net inflows (outflows)	(70)	567
Market appreciation (depreciation)	(346)	(2,121)
Distributions	(462)	(452)
Total increase (decrease)	(878)	(2,006)
Assets under management, end of period	$10,271	$10,985	(6.5%)
Percentage of total assets under management	13.7%	13.9%
Average assets under management	$10,981	$12,333	(11.0%)

Total
Assets under management, beginning of period	$80,425	$106,629
Inflows	10,994	19,024
Outflows	(12,050)	(19,583)
Net inflows (outflows)	(1,056)	(559)
Market appreciation (depreciation)	(2,156)	(24,476)
Distributions	(2,055)	(2,396)
Total increase (decrease)	(5,267)	(27,431)
Assets under management, end of period	$75,158	$79,198	(5.1%)
Average assets under management	$80,856	$95,330	(15.2%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	September 30, 2023	June 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022
Advisory
Assets under management, beginning of period	$18,824	$18,490	$20,135
Inflows	502	282	813
Outflows	(312)	(496)	(1,033)
Net inflows (outflows)	190	(214)	(220)
Market appreciation (depreciation)	(1,110)	388	(1,941)
Transfers	—	160	—
Total increase (decrease)	(920)	334	(2,161)
Assets under management, end of period	$17,904	$18,824	$17,974	(4.9%)	(0.4%)
Percentage of institutional assets under management	57.4%	56.6%	58.2%
Average assets under management	$18,958	$18,602	$20,685	1.9%	(8.3%)

Japan Subadvisory
Assets under management, beginning of period	$8,960	$8,713	$8,939
Inflows	114	283	193
Outflows	(116)	(89)	(61)
Net inflows (outflows)	(2)	194	132
Market appreciation (depreciation)	(680)	312	(921)
Distributions	(188)	(259)	(235)
Total increase (decrease)	(870)	247	(1,024)
Assets under management, end of period	$8,090	$8,960	$7,915	(9.7%)	2.2%
Percentage of institutional assets under management	25.9%	26.9%	25.6%
Average assets under management	$8,810	$8,653	$9,082	1.8%	(3.0%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,491	$5,401	$5,432
Inflows	309	105	368
Outflows	(186)	(91)	(157)
Net inflows (outflows)	123	14	211
Market appreciation (depreciation)	(392)	76	(665)
Total increase (decrease)	(269)	90	(454)
Assets under management, end of period	$5,222	$5,491	$4,978	(4.9%)	4.9%
Percentage of institutional assets under management	16.7%	16.5%	16.1%
Average assets under management	$5,536	$5,427	$5,629	2.0%	(1.7%)

Total Institutional Accounts
Assets under management, beginning of period	$33,275	$32,604	$34,506
Inflows	925	670	1,374
Outflows	(614)	(676)	(1,251)
Net inflows (outflows)	311	(6)	123
Market appreciation (depreciation)	(2,182)	776	(3,527)
Distributions	(188)	(259)	(235)
Transfers	—	160	—
Total increase (decrease)	(2,059)	671	(3,639)
Assets under management, end of period	$31,216	$33,275	$30,867	(6.2%)	1.1%
Average assets under management	$33,304	$32,682	$35,396	1.9%	(5.9%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Nine Months Ended
	September 30, 2023	September 30, 2022	% Change
Advisory
Assets under management, beginning of period	$18,631	$24,599
Inflows	1,006	3,155
Outflows	(1,429)	(3,825)
Net inflows (outflows)	(423)	(670)
Market appreciation (depreciation)	(464)	(5,955)
Transfers	160	—
Total increase (decrease)	(727)	(6,625)
Assets under management, end of period	$17,904	$17,974	(0.4%)
Percentage of institutional assets under management	57.4%	58.2%
Average assets under management	$18,894	$22,127	(14.6%)

Japan Subadvisory
Assets under management, beginning of period	$8,376	$11,329
Inflows	782	661
Outflows	(264)	(390)
Net inflows (outflows)	518	271
Market appreciation (depreciation)	(98)	(2,937)
Distributions	(706)	(748)
Total increase (decrease)	(286)	(3,414)
Assets under management, end of period	$8,090	$7,915	2.2%
Percentage of institutional assets under management	25.9%	25.6%
Average assets under management	$8,734	$9,674	(9.7%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,366	$6,799
Inflows	522	877
Outflows	(430)	(836)
Net inflows (outflows)	92	41
Market appreciation (depreciation)	(236)	(1,862)
Total increase (decrease)	(144)	(1,821)
Assets under management, end of period	$5,222	$4,978	4.9%
Percentage of institutional assets under management	16.7%	16.1%
Average assets under management	$5,508	$6,022	(8.5%)

Total Institutional Accounts
Assets under management, beginning of period	$32,373	$42,727
Inflows	2,310	4,693
Outflows	(2,123)	(5,051)
Net inflows (outflows)	187	(358)
Market appreciation (depreciation)	(798)	(10,754)
Distributions	(706)	(748)
Transfers	160	—
Total increase (decrease)	(1,157)	(11,860)
Assets under management, end of period	$31,216	$30,867	1.1%
Average assets under management	$33,136	$37,823	(12.4%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	September 30, 2023	June 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022
U.S. Real Estate
Assets under management, beginning of period	$36,948	$36,080	$40,178
Inflows	1,493	1,614	2,143
Outflows	(1,312)	(1,500)	(3,082)
Net inflows (outflows)	181	114	(939)
Market appreciation (depreciation)	(3,056)	1,210	(4,129)
Distributions	(359)	(456)	(414)
Transfers	5	—	—
Total increase (decrease)	(3,229)	868	(5,482)
Assets under management, end of period	$33,719	$36,948	$34,696	(8.7%)	(2.8%)
Percentage of total assets under management	44.9%	45.9%	43.8%
Average assets under management	$36,494	$35,800	$40,910	1.9%	(10.8%)

Preferred Securities
Assets under management, beginning of period	$18,009	$18,210	$21,449
Inflows	1,011	1,241	1,899
Outflows	(1,327)	(1,606)	(2,225)
Net inflows (outflows)	(316)	(365)	(326)
Market appreciation (depreciation)	56	348	(404)
Distributions	(183)	(184)	(200)
Transfers	(5)	—	—
Total increase (decrease)	(448)	(201)	(930)
Assets under management, end of period	$17,561	$18,009	$20,519	(2.5%)	(14.4%)
Percentage of total assets under management	23.4%	22.4%	25.9%
Average assets under management	$18,027	$18,013	$21,936	0.1%	(17.8%)

Global/International Real Estate
Assets under management, beginning of period	$14,838	$14,762	$15,709
Inflows	531	368	527
Outflows	(359)	(458)	(396)
Net inflows (outflows)	172	(90)	131
Market appreciation (depreciation)	(899)	206	(1,956)
Distributions	(8)	(40)	(13)
Total increase (decrease)	(735)	76	(1,838)
Assets under management, end of period	$14,103	$14,838	$13,871	(5.0%)	1.7%
Percentage of total assets under management	18.8%	18.5%	17.5%
Average assets under management	$15,022	$14,859	$15,938	1.1%	(5.7%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	September 30, 2023	June 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022
Global Listed Infrastructure
Assets under management, beginning of period	$8,379	$8,596	$8,574
Inflows	95	79	394
Outflows	(175)	(250)	(151)
Net inflows (outflows)	(80)	(171)	243
Market appreciation (depreciation)	(671)	12	(742)
Distributions	(46)	(58)	(45)
Total increase (decrease)	(797)	(217)	(544)
Assets under management, end of period	$7,582	$8,379	$8,030	(9.5%)	(5.6%)
Percentage of total assets under management	10.1%	10.4%	10.1%
Average assets under management	$8,157	$8,486	$8,859	(3.9%)	(7.9%)

Other
Assets under management, beginning of period	$2,239	$2,257	$1,952
Inflows	210	152	441
Outflows	(214)	(152)	(148)
Net inflows (outflows)	(4)	—	293
Market appreciation (depreciation)	(34)	1	(155)
Distributions	(8)	(19)	(8)
Total increase (decrease)	(46)	(18)	130
Assets under management, end of period	$2,193	$2,239	$2,082	(2.1%)	5.3%
Percentage of total assets under management	2.9%	2.8%	2.6%
Average assets under management	$2,266	$2,248	$2,100	0.8%	7.9%

Total
Assets under management, beginning of period	$80,413	$79,905	$87,862
Inflows	3,340	3,454	5,404
Outflows	(3,387)	(3,966)	(6,002)
Net inflows (outflows)	(47)	(512)	(598)
Market appreciation (depreciation)	(4,604)	1,777	(7,386)
Distributions	(604)	(757)	(680)
Total increase (decrease)	(5,255)	508	(8,664)
Assets under management, end of period	$75,158	$80,413	$79,198	(6.5%)	(5.1%)
Average assets under management	$79,966	$79,406	$89,743	0.7%	(10.9%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Nine Months Ended
	September 30, 2023	September 30, 2022	% Change
U.S. Real Estate
Assets under management, beginning of period	$35,108	$49,915
Inflows	5,140	8,018
Outflows	(4,411)	(8,251)
Net inflows (outflows)	729	(233)
Market appreciation (depreciation)	(939)	(13,463)
Distributions	(1,252)	(1,523)
Transfers	73	—
Total increase (decrease)	(1,389)	(15,219)
Assets under management, end of period	$33,719	$34,696	(2.8%)
Percentage of total assets under management	44.9%	43.8%
Average assets under management	$36,352	$43,742	(16.9%)

Preferred Securities
Assets under management, beginning of period	$19,767	$26,987
Inflows	3,706	5,574
Outflows	(5,259)	(7,854)
Net inflows (outflows)	(1,553)	(2,280)
Market appreciation (depreciation)	(88)	(3,573)
Distributions	(562)	(615)
Transfers	(3)	—
Total increase (decrease)	(2,206)	(6,468)
Assets under management, end of period	$17,561	$20,519	(14.4%)
Percentage of total assets under management	23.4%	25.9%
Average assets under management	$18,756	$23,494	(20.2%)

Global/International Real Estate
Assets under management, beginning of period	$14,782	$19,380
Inflows	1,172	2,944
Outflows	(1,234)	(2,340)
Net inflows (outflows)	(62)	604
Market appreciation (depreciation)	(491)	(6,034)
Distributions	(56)	(79)
Transfers	(70)	—
Total increase (decrease)	(679)	(5,509)
Assets under management, end of period	$14,103	$13,871	1.7%
Percentage of total assets under management	18.8%	17.5%
Average assets under management	$15,069	$17,432	(13.6%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Nine Months Ended
	September 30, 2023	September 30, 2022	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$8,596	$8,763
Inflows	309	1,319
Outflows	(549)	(803)
Net inflows (outflows)	(240)	516
Market appreciation (depreciation)	(624)	(1,101)
Distributions	(150)	(148)
Total increase (decrease)	(1,014)	(733)
Assets under management, end of period	$7,582	$8,030	(5.6%)
Percentage of total assets under management	10.1%	10.1%
Average assets under management	$8,438	$8,774	(3.8%)

Other
Assets under management, beginning of period	$2,172	$1,584
Inflows	667	1,169
Outflows	(597)	(335)
Net inflows (outflows)	70	834
Market appreciation (depreciation)	(14)	(305)
Distributions	(35)	(31)
Total increase (decrease)	21	498
Assets under management, end of period	$2,193	$2,082	5.3%
Percentage of total assets under management	2.9%	2.6%
Average assets under management	$2,241	$1,888	18.7%

Total
Assets under management, beginning of period	$80,425	$106,629
Inflows	10,994	19,024
Outflows	(12,050)	(19,583)
Net inflows (outflows)	(1,056)	(559)
Market appreciation (depreciation)	(2,156)	(24,476)
Distributions	(2,055)	(2,396)
Total increase (decrease)	(5,267)	(27,431)
Assets under management, end of period	$75,158	$79,198	(5.1%)
Average assets under management	$80,856	$95,330	(15.2%)

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports which are used in evaluating its business.
While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.
Effective January 1, 2023, the company revised its methodology for as adjusted results to include interest and dividends from seed investments. Prior period amounts have not been recast to conform with the current period results as the impact was not significant.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Net Income (Loss) Attributable to Common Stockholders and Diluted Earnings per Share

	Three Months Ended
(in thousands, except per share data)	September 30, 2023	June 30, 2023		September 30, 2022
Net income attributable to common stockholders, U.S. GAAP	$32,140	$31,778		$44,570
Seed investments—net (1)	2,900	35		1,635
Accelerated vesting of restricted stock units	327	108		2,556
Lease transition and other costs - 280 Park Avenue (2)	2,321	2,498		—
Foreign currency exchange (gains) losses—net (3)	(1,713)	1,073		(3,931)
Tax adjustments—net (4)	(1,203)	(750)		337
Net income attributable to common stockholders, as adjusted	$34,772	$34,742		$45,167

Diluted weighted average shares outstanding	49,617	49,463		49,317
Diluted earnings per share, U.S. GAAP	$0.65	$0.64		$0.90
Seed investments—net	0.06	—	*	0.04
Accelerated vesting of restricted stock units	0.01	—	*	0.05
Lease transition and other costs - 280 Park Avenue	0.05	0.05		—
Foreign currency exchange (gains) losses—net	(0.04)	0.02		(0.08)
Tax adjustments—net	(0.03)	(0.01)		0.01
Diluted earnings per share, as adjusted	$0.70	$0.70		$0.92
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents adjustment to remove the impact of consolidated investment vehicles and other seed investments from the company's financial results. In accordance with the company’s revised methodology, interest and dividends from seed investments were not included in the adjustment for the three months ended September 30, 2023 and June 30, 2023.
(2)Represents adjustment to remove lease and other expenses related to the company's current headquarters, which it expects to vacate when the lease expires in January 2024. From a GAAP perspective, the company is recognizing lease expense on both its current and future headquarters as a result of overlapping terms during the build-out phase of the new space.
(3)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(4)Tax adjustments are summarized in the following table:

	Three Months Ended
(in thousands)	September 30, 2023	June 30, 2023		September 30, 2022
Exclusion of tax effects associated with items noted above	$(1,211)	$(747)		$301
Exclusion of discrete tax items	8	(3)		36
Total tax adjustments	$(1,203)	$(750)		$337

Reconciliation of U.S. GAAP to As Adjusted Financial Results Revenue, Expenses, Operating Income and Operating Margin

(in thousands, except percentages)	Three Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022
Revenue, U.S. GAAP	$123,737	$120,630	$139,951
Seed investments (1)	(186)	(321)	215
Revenue, as adjusted	$123,551	$120,309	$140,166

Expenses, U.S. GAAP	$82,866	$79,789	$82,770
Seed investments (1)	(532)	(694)	(104)
Accelerated vesting of restricted stock units	(327)	(108)	(2,556)
Lease transition and other costs - 280 Park Avenue (2)	(2,321)	(2,498)	—
Expenses, as adjusted	$79,686	$76,489	$80,110

Operating income, U.S. GAAP	$40,871	$40,841	$57,181
Seed investments (1)	346	373	319
Accelerated vesting of restricted stock units	327	108	2,556
Lease transition and other costs - 280 Park Avenue (2)	2,321	2,498	—
Operating income, as adjusted	$43,865	$43,820	$60,056

Operating margin, U.S. GAAP	33.0%	33.9%	40.9%
Operating margin, as adjusted	35.5%	36.4%	42.8%
__________________________
(1)Represents adjustment to remove the impact of consolidated investment vehicles from the company's financial results.
(2)Represents adjustment to remove lease and other expenses related to the company's current headquarters, which it expects to vacate when the lease expires in January 2024. From a GAAP perspective, the company is recognizing lease expense on both its current and future headquarters as a result of overlapping terms during the build-out phase of the new space.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Non-operating Income (Loss)

(in thousands)	Three Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022
Non-operating income (loss), U.S. GAAP	$(5,159)	$2,650	$(1,974)
Seed investments—net (1)	9,525	(1,065)	6,272
Foreign currency exchange (gains) losses—net (2)	(1,713)	1,073	(3,931)
Non-operating income (loss), as adjusted	$2,653	$2,658	$367
_________________________
(1)Represents adjustment to remove the impact of consolidated investment vehicles and other seed investments from the company's financial results. In accordance with the company’s revised methodology, interest and dividends from seed investments were not included in the adjustment for the three months ended September 30, 2023 and June 30, 2023.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.